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                                                                      EXHIBIT 10


                     SIXTH AMENDMENT TO LOAN AGREEMENT AMONG
              SYMIX SYSTEMS, INC. and SYMIX COMPUTER SYSTEMS, INC.
                                       AND
                                  BANK ONE, NA

         THIS SIXTH AMENDMENT ("Sixth Amendment") is executed November 19 , 1999, effective as of June 29, 1999, between SYMIX SYSTEMS, INC., an Ohio corporation ("SSI") and SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation ("SCSI" and, collectively with SSI, the "Companies") and BANK ONE, NA, a national association ("Bank One").

                                   WITNESSETH:

         WHEREAS, the Companies and Bank One, parties to that certain Loan Agreement dated as of May 20, 1996, amended by First Amendment dated as of August 13, 1997, Second Amendment dated as of March 4, 1998, Third Amendment dated as of June 1, 1998, further amended by Fourth Amendment dated as of December 24, 1998 and further amended by Fifth Amendment dated as of June 10, 1999 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby;

         WHEREAS, the Companies desire to create a new subsidiary, Symix Computer Systems Delaware, Inc.

         NOW, THEREFORE, the Companies and Bank One hereby agree as follows:

         SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

                  1.1. Section 5.10 shall be amended and restated in its entirety as follows:

                           5.10.    Leverage Ratio. Companies shall not permit
the Consolidated Leverage Ratio to exceed the ratio of:

                           (a)      3.00 to 1.00 from the date of the Third
Amendment to June 29, 1998;

                           (b)      2.50 to 1.00 from June 30, 1998 until June
29, 2000; and

                           (c)      2.00 to 1.00 from June 30, 2000 and
thereafter.

                  1.2. The definition of "Guarantors" in Section 8 shall be amended and restated in its entirety as follows:
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                  "Guarantors" shall mean Pritsker Corporation, Symix
                  distribution.com, Inc., Symix Computer Systems (Canada), Inc., Symix (UK) Ltd., Symix Computer Systems (UK) Ltd., Symix Systems B.V., Symix Computer Systems Delaware, Inc., e-Mongoose, Inc. and Symix Computer Systems (Mexico) S. De R.L. De C.V.

         SECTION 2. GOVERNING LAW. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         SECTION 3. COSTS AND EXPENSES. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel, incurred by Bank One in connection with either the preparation, administration, amendment, modification or enforcement of this Sixth Amendment shall be paid by the Companies on request.

         SECTION 4. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 5. CONFESSION OF JUDGMENT. Each Company hereby authorizes any attorney at law to appear for the Company, in an action on this Sixth Amendment, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Company and to confess judgment in favor of the holder of this Sixth Amendment or the party entitled to the benefits of this Sixth Amendment against the Company for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Company shall preclude Bank One from taking a confessed judgment against the other Company.

         SECTION 6. CONDITIONS PRECEDENT. Simultaneously with the execution hereof, Bank One shall receive all of the following, each dated the date hereof, in form and substance satisfactory to Bank One:

                  6.1. Certified copies of (a) the resolutions of the board of directors of each Company evidencing authorization of the execution, delivery, and performance of this Sixth Amendment and such other instruments and agreements contemplated thereby; and (b) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Sixth Amendment or the transactions contemplated hereby.

                  6.2. Unconditional Continuing Guaranty of (a) Symix Computer Systems Delaware, Inc., a Delaware corporation; (b) e-Mongoose, Inc., an Ohio corporation; and (c) Symix distribution.com, Inc., an Ohio corporation, each accompanied by (i) certified copies of the resolutions of such corporation's board of directors evidencing the authorization of the execution, delivery and performance of such guaranty, (ii) certified articles (or certificate) of

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incorporation of such corporation from the state of its organization, (iii) good standing certificates from Ohio and (if different) the state of such corporation's organization and (iv) an incumbency certificate of such corporation.

         6.3. Such other documents as Bank One may, in its reasonable discretion, so require.

         SECTION 7. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Companies hereby expressly acknowledge and confirm that the representations and warranties of the Company set forth in Section 3 of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 6 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 6 of the Agreement.

         SECTION 8. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This Sixth Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to Bank One, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

         The Companies have executed this Sixth Amendment as of the date first above written.


SYMIX SYSTEMS, INC.                        SYMIX COMPUTER SYSTEMS, INC.

By:   /s/ Lawrence W. DeLeon               By:   /s/ Lawrence W. DeLeon
      ---------------------------                ---------------------------
Name: Lawrence W. DeLeon                   Name: Lawrence W. DeLeon
Its:  Vice President, Chief Financial      Its:  Vice President, Chief Financial
        Officer and Secretary                      Officer and Secretary

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS FAULTY GOOD FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
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BANK ONE, NA

By:   /s/ Michael R. Zaksheske
      ---------------------------
Name: Michael R. Zaksheske
Its:  Vice President

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